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                                   AMENDMENT NO. 3

      AMENDMENT NO. 3 dated as of February 23, 1995, between WESTWOOD ONE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); each of the Banks party to the Credit Agreement referred to below; BANK OF MONTREAL and THE FIRST NATIONAL BANK OF BOSTON, as Co-Agents for said Banks (individually, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for said Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

      The Company, the Subsidiary Guarantors, the lenders party thereto (individually, a "Bank" and, collectively, the "Banks"), the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of February 1, 1994 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $125,000,000.

      The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

      Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

      Section 2. Amendments. Upon the execution and delivery hereof by the Company, each of the Subsidiary Guarantors and the Majority Banks, but effective as of Closing Date, the Credit Agreement shall be amended as follows:

            A. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as hereunder "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            B. Interest Rate Protection Agreements. Section 8.13 of the Credit Agreement shall be amended by deleting the phrase "to protect itself against fluctuations in the rates of interest on the Loans as to a notional principal amount at least equal to 50% of the Loans then outstanding" and substituting the following therefor:

            "to protect itself against fluctuations in the rates of interest on the Loans as to a notional principal amount at least equal to 40% of the Loans then outstanding".

                                          1
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      Section  3.    Representations and  Warranties.    The  Company and  the
      Subsidiary Guarantors represent and warrant to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 3.

      Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.



      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.



                                             WESTWOOD ONE, INC.


                                             By  /s/ Farid Suleman


                                             SUBSIDIARY GUARANTORS
                                             _____________________

                                             WESTWOOD ONE RADIO, INC.


                                             By  /s/ Farid Suleman

                                             MUTUAL BROADCASTING SYSTEM, INC.


                                             By  /s/ Farid Suleman

                                             WESTWOOD NATIONAL RADIO CORPORATION


                                             By  /s/ Farid Suleman



                                          WESTWOOD ONE SATELLITE SYSTEMS, INC.


                                             By  /s/ Farid Suleman

                                             WESTWOOD ONE STATIONS-NYC, INC.


                                             By  /s/ Farid Suleman

                                             NATIONAL RADIO NETWORK, INC.


                                             By  /s/ Farid Suleman

                                             THE SOURCE, INC.


                                             By  /s/ Farid Suleman

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

                                             TALKNET, INC.

                                             By  /s/ Farid Suleman

                                             KM RECORDS, INC.

                                             By  /s/ Farid Suleman

                                             WESTWOOD ONE STATIONS-LA, INC.


                                             By  /s/ Farid Suleman


                                             UNISTAR RADIO NETWORKS, INC.


                                             By  /s/ Farid Suleman


                                             BANKS
                                             _____

                                             THE CHASE MANHATTAN BANK (NATIONAL
                                             ASSOCIATION), as a Bank and as
                                             Administrative Agent


                                             By  /s/ John P. White
                                               Title:  Vice President





















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






                                            THE FIRST NATIONAL BANK OF BOSTON,
                                              as a Bank and a Co-Agent


                                             By  /s/ Mary E. Meduski
                                                 Title:  Vice President

                                             BANK OF MONTREAL,
                                               as a Bank and a Co-Agent



                                              By  /s/ Gretchen Shugart
                                                Title:  Director

                                              CIBC INC.


                                              By  /s/ Harold Birk
                                                  Title:  Vice President

                                              BANK OF AMERICA ILLINOIS


                                               By  /s/ Nancy L. Sun
                                                 Title:  Vice President

                                               SOCIETY NATIONAL BANK



                                               By  /s/ Paul Nestvold
                                                 Title:  Officer












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